Exhibit 99.1

Jasper Therapeutics Appoints Jeet Mahal as Chief Executive Officer to Lead Next Phase of Clinical Growth

Thomas Wiggans appointed Executive Chairperson

Jasper to host an investor webinar on January 8th at 8:00am ET to present updated data from the BEACON study in CSU and the open-label extension study in CSU and CIndU

REDWOOD CITY, Calif., January 7, 2026 (GLOBE NEWSWIRE) – Jasper Therapeutics, Inc. (Nasdaq: JSPR) (Jasper or the Company), a clinical stage biotechnology company focused on development of briquilimab, a novel antibody therapy targeting KIT (CD117) to address mast cell driven diseases such as chronic spontaneous urticaria (CSU), chronic inducible urticaria (CIndU) and asthma, announced that its Board of Directors has appointed Jeet Mahal as Chief Executive Officer and a member of the Board, effective January 5, 2026. Mr. Mahal succeeds Ronald Martell, who is stepping down after joining the Company as CEO in 2022. In addition, Thomas Wiggans, the current Chairperson of Company’s Board of Directors, was appointed as the Company’s Executive Chairperson.

“As we prepare to commence the registrational program for briquilimab in CSU, we are very excited to have Jeet stepping into the CEO role as a proven leader with a track record of developing therapeutics and leading biotech companies through the complex transition from early-stage development to pivotal global clinical trials,” said Mr. Wiggans, Executive Chairperson of Jasper’s Board of Directors. “We are grateful to Ron for his leadership in pivoting development of briquilimab to a focus on mast cell driven diseases, and appreciate his support through this transition. As we prepare for the next chapter of our lead programs, Jeet’s strategic vision and deep experience in therapeutic development make him an ideal person to drive value for our stockholders and, most importantly, for the patients we serve.”

Mr. Mahal brings over thirty years of experience in the life sciences industry, including more than six years at Jasper where he has held roles as Chief Business and Financial Officer, and most recently as the Chief Operating Officer. Mr. Mahal previously held senior leadership roles in business development, commercial and operating roles at Portola Pharmaceuticals, Johnson and Johnson and COR Therapeutics, and has led or contributed to development and/or strategic partnerships for a number of approved therapeutics, including Andexxa®, Bevyxxa®, and Xarelto®.

“I am grateful to be asked to lead Jasper at such an exciting inflection point,” said Mr. Mahal. “Briquilimab has demonstrated the potential for a compelling and differentiated profile in both CSU and CIndU, along with proof of concept in asthma, and as we commence the transition to our Phase 2b study in CSU, my immediate focus will be on ensuring the efficient completion of our current studies as well as laying the groundwork for future development of briquilimab.”

Mr. Martell led Jasper through its transition into allergic and immunological mast cell driven diseases, establishing clinical proof of concept for briquilimab in CSU, CindU and allergic asthma.

“It has been a privilege to lead this talented team,” said Mr. Martell. “I am immensely proud of the science we have advanced and the foundation we have built. I look forward to supporting Jeet during this transition and to continuing to be an advocate for the company’s success.”

Investor Webinar to Present Updated Data from BEACON and Open-Label Extension Studies

Jasper also announced that the Company will host a webinar tomorrow, January 8, 2026 at 8:00 a.m. ET to present updated data from the BEACON study in CSU as well as the open-label extension study in CSU and CIndU. A live question and answer session will follow the formal presentation. A registration link for the webinar can be found here.

The presentation slides and a link to the live and archived webcast will also be available on the Events & News – Events page of Jasper’s Investor Relations website.

About Jasper

Jasper is a clinical-stage biotechnology company focused on developing briquilimab as a therapeutic for chronic mast cell diseases. Briquilimab is a targeted aglycosylated monoclonal antibody that blocks stem cell factor from binding to the cell-surface receptor KIT, thereby inhibiting signaling through the receptor. This inhibition disrupts the critical survival signal, leading to the depletion of the mast cells via apoptosis which removes the underlying source of the inflammatory response in mast cell driven diseases such as chronic urticaria and asthma. Jasper is currently conducting clinical studies of briquilimab as a treatment in patients with CSU, CIndU and asthma. Briquilimab has a demonstrated efficacy and safety profile in patients and healthy volunteers, with positive clinical outcomes in CSU, CIndU and allergic asthma. For more information, please visit us at www.jaspertx.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding management changes; briquilimab’s potential, including with respect to its potential in mast cell driven diseases such as CSU, CIndU, and asthma and its compelling and differentiated profile in both CSU and CIndU; the registrational program for briquilimab in CSU; the Company’s ability to drive value for its stockholders and the patients it serves; the efficient completion of the Company’s current studies; the Company’s and management’s ability to lay the groundwork for future development of briquilimab and Jasper’s upcoming presentation of updated data from the BEACON study in CSU as well as the open-label extension study in CSU and CIndU and the topics expected to be discussed during the webinar. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that prior test, study and trial results may not be replicated in continuing or future studies and trials; the risk that Jasper may be unable to raise capital to continue its operations and continue the BEACON study; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q. If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Alex Gray (investors)
Jasper Therapeutics
650-549-1454
agray@jaspertherapeutics.com

Joyce Allaire (investors)
LifeSci Advisors
617-435-6602
jallaire@lifesciadvisors.com

Media:
media@jaspertx.com